SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

June 18, 2003 (June 18, 2003)

Korn/Ferry International

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, Suite 900, Los Angeles, California 90067

(Address of principal executive offices, including zip code)

(310) 552-1834

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1         Press release, dated June 18, 2003.

Item 9. Regulation FD Disclosure (and Item 12. Results of Operations and Financial Condition).

The information contained in this Item 9 is being furnished pursuant to Item 12. “Results of Operations and Financial Condition” in accordance with the interim guidance under the Securities and Exchange Commission’s Release Nos. 33-8216, 34-47583.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Korn/Ferry International, dated June 18, 2003, announcing its fiscal fourth quarter and year-end earnings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL

By:	/s/ GARY D. BURNISON
Name: Gary D. Burnison
Title: Executive Vice President and Chief
Financial Officer

Date: June 18, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 18, 2003.